Exhibit 10.19
SECOND AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE
THIS SECOND AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE (this “Amendment") is entered into as of March 24, 2011 by and among BAY CITY CAPITAL FUND IV, L.P. (“Investor”) and VIA PHARMACEUTICALS, INC., a Delaware corporation (the “Company"). Investor and the Company are sometimes referred to in this Amendment, individually, as a “Party” and, collectively, as the “Parties.”
1.	Amendment of Note. The Parties hereby agree to amend that certain Promissory Note, dated March 26, 2010, made and issued by the Company to Investor under that certain Note and Warrant Purchase Agreement dated as of March 26, 2010, which Promissory Notes were amended and restated on November 15, 2010 and amended on January 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), as follows: the phrase “June 30, 2011” in subclause (i) of Section 4 of the Note is hereby deleted in its entirety and replaced with “September 30, 2011.”

2.	Survival. Except as expressly modified hereby, all of the provisions of the Note remain in full force and effect and shall be unaffected by this Amendment.

3.	Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Amendment or any counterpart may be executed and delivered by facsimile or email with scan attachment copies or pdf, each of which shall be deemed an original.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

COMPANY:

VIA PHARMACEUTICALS, INC.

By: /s/ Karen S. Wright

Name: Karen S. Wright

Title: VP Finance, Controller

Address:

VIA Pharmaceuticals, Inc.
750 Battery Street, Suite 330
San Francisco, California 94111
Attention: Vice President, Controller
Facsimile: (415) 283-2214
Electronic mail:
Karen.Wright@viapharmaceuticals.com
[Signature page to Note Amendment]

INVESTOR:

BAY CITY CAPITAL FUND IV, L.P.

By: Bay City Capital Management IV LLC, its
general partner

By: Bay City Capital LLC, its manager

By: /s/ Fred Craves

Name: Fred Craves

Title: Managing Director

Address:
Bay City Capital Fund IV, L.P.
750 Battery Street, Suite 400
San Francisco, California 94111
Attention: Managing Director
Facsimile:
Electronic mail:
[Signature page to Note Amendment]